                                                                   Exhibit 10.20

                      ASSIGNMENT AND SUBSCRIPTION AGREEMENT

     ASSIGNMENT AND SUBSCRIPTION AGREEMENT (this "AGREEMENT") dated as of
January 1, 2004, by and among the Limited Partners party hereto (each an
"ASSIGNOR"), Greenhill & Co. Holdings LLC (the "ASSIGNEE") and GCP, L.P. (the
"GENERAL PARTNER"), the General Partner of Greenhill Capital, L.P., a Delaware
limited partnership (the "PARTNERSHIP").

                              W I T N E S S E T H :

     WHEREAS, each Assignor is presently a Limited Partner having a limited partner interest in the Partnership under the Amended and Restated Agreement of
Limited Partnership of Greenhill Capital, L.P. dated as of June 30, 2000 (as amended or modified, the "PARTNERSHIP AGREEMENT") with a Capital Commitment set forth in Exhibit A and wishes to assign to the Assignee a portion of the limited partner interest in the Partnership of the Assignor which corresponds to an
Available Capital Commitment set forth in Exhibit A next to the name of such
Assignor under the caption "Assignor Available Capital Commitment Assigned to
Assignee" (with respect to such Assignor, the "ASSIGNED INTEREST"), and the
Assignee wishes to accept the assignments of such Assigned Interest;

     WHEREAS, subject to the agreements, covenants, representations and warranties contained herein, the General Partner is willing to consent and agree to this Agreement and the assignment effected hereby.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties hereto do hereby agree as follows:

1.   Definitions.

     Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement.

2.   Assignment and Assumption.

     (a) For value received, each Assignor does hereby transfer, convey, grants and assign all of its right, title and interest, direct or indirect, contingent or otherwise, in the Assigned Interest to the Assignee, effective as of the date hereof (the "ASSIGNMENT").

     (b) Each Assignor hereby covenants and agrees with the Assignee that such
Assignor shall execute and deliver such further instruments and do such further reasonable acts and things as may be required to convey the Assigned Interest to the Assignee. No interest of any Assignor in any existing Investment is being transferred hereby.

     (c) The Assignee hereby (i) accepts the Assignment of each Assigned
Interest, (ii) assumes all obligations, liabilities and commitments of each
Assignor with respect to the Assigned Interest.

3.   Representations and Warranties of the Assignor.

     Each Assignor severally and not jointly represents and warrants to the
Partnership and the General Partner that the execution, delivery and performance by such person of this Agreement are within such person's legal right, power and capacity, require no action by or in respect of, or filing with, any governmental body, agency, or official, and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument to which such person is a party or by which such person or any of his or her properties or assets is bound. This Agreement constitutes a valid and binding agreement of such Assignor, enforceable against such Assignor in accordance with its terms.

4.   Assignee Representations and Warranties.

     The Assignee represents and warrants to the Partnership and the General
Partner that the Assignee is a limited liability company that is duly organized, validly existing and in good standing under the laws of the State of Delaware, and the execution, delivery and performance by it of this Agreement are within its powers, have been duly authorized by all necessary corporate or other action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official, and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents or any agreement, judgment, injunction, order, decree or other instrument to which the Assignee is a party or by which the
Assignee or any of the Assignee's properties or assets is bound. This Agreement constitutes a valid and binding agreement of the Assignee, enforceable against the Assignee in accordance with its terms.

5.   Consent of the General Partner

     Subject to the agreements, covenants, representatives and warranties contained herein, the General Partner hereby (i) consents to the Assignment and
(ii) acknowledges the admission of the Assignee to the Partnership as a
Substituted Limited Partner to the extent of each Assigned Interest.

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6.   Disclosure of Tax Treatment.

     Notwithstanding any provision of the Partnership Agreement or this
Agreement to the contrary, the General Partner and the Partnership authorize the
Assignee and Assignor (and each of their respective employees, representatives or other agents) to disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Assignment, the Partnership and the Partnership's investments and all materials of any kind (including opinions or other tax analyses) that are provided to such Assignee or Assignor relating to such tax treatment or tax structure; provided that the foregoing does not constitute an authorization to disclose information identifying the Partnership, any Limited Partner, the General Partner or any parties to transactions engaged in by the Partnership or (except to the extent relating to such tax structure or tax treatment) any nonpublic commercial or financial information.

7.   Miscellaneous.

     (a) Governing Law. This Agreement and all rights and obligations hereunder and all provisions hereof shall be governed by and construed in accordance with the internal laws of the State of New York.

     (b) Counterparts. This Agreement may be executed in more than one counterpart each of which may be executed by less than all the parties with the same effect as if the parties executed a single document as of the effective date of this Agreement.

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                     SIGNATURE PAGE: GREENHILL CAPITAL, L.P.

TO BE SIGNED BY ASSIGNOR AND ASSIGNEE:

     This page constitutes the signature page for the Assignment of an Assigned
Interest in the Partnership: (I) Assignment and Subscription Agreement and (II)
Agreement of Limited Partnership of Greenhill Capital, L.P.

     IN WITNESS WHEREOF, each of the undersigned has executed this Signature
Page this ___ day of __________________, 200_.

TO BE SIGNED BY EACH ASSIGNOR:         TO BE SIGNED BY THE ASSIGNEE:
-----------------------------          ----------------------------

Execution of this Signature Page       Execution of this Signature Page
constitutes execution by the Assignor  constitutes execution by the Assignee
of the Assignment and Subscription     of (i) the Assignment and Subscription
Agreement.                             Agreement and (ii) the Partnership
                                       Agreement.

------------------------------------  -----------------------------------------
Print Name of Assignor                GREENHILL & CO. HOLDINGS, LLC

By:                                    By:
   ---------------------------------      --------------------------------------
   Signature of Assignor                  Signature of Authorized Signatory

                                       -----------------------------------------
                                       Print Name of Authorized Signatory

                                       -----------------------------------------
                                       Print Title of Authorized Signatory

TO BE SIGNED BY THE PARTNERSHIP:       TO BE SIGNED BY THE GENERAL PARTNER:
-------------------------------        -----------------------------------

Execution of this Signature Page       The above-named Assignee's purchase
constitutes execution by the           of an Assigned Interest in, and
undersigned of the above-named         admission as a limited partner
Assignee's Assignment and              of, the Partnership are
Subscription Agreement as of           accepted and agreed as of

---------------------------------.     ---------------------------------.

GREENHILL CAPITAL, L.P.                GCP, L.P.,
                                       AS GENERAL PARTNER

By: GCP, L.P.,                         By: Greenhill Capital Partners, LLC
    its General Partner                    its General Partner

By: Greenhill Capital Partners, LLC   By:
    its General Partner                  --------------------------------------
                                          Name:
                                          Title:
By:
   ---------------------------------
          Name:
          Title:

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                EXHIBIT A

                                     ASSIGNOR AVAILABLE    AVAILABLE CAPITAL       ASSIGNOR AVAILABLE
                  ASSIGNOR CAPITAL   CAPITAL COMMITMENT   COMMITMENT ASSIGNED      CAPITAL COMMITMENT
NAME OF ASSIGNOR   COMMITMENT ($)    PRE-ASSIGNMENT ($)     TO ASSIGNEE ($)        POST-ASSIGNMENT ($)
----------------  ---------------    ------------------   -------------------      -------------------

                                                          -------------------
                                                            Total:

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